EXHIBIT 10.3


                                VOTING AGREEMENT

        THIS VOTING AGREEMENT is entered into as of July 11, 1999, by and between DIGITAL RIVER, INC., a Delaware corporation ("Buyer"), and the undersigned holder of common stock of Tech Squared Inc. ("Stockholder").

                                    RECITALS

        A. In order to induce Buyer to purchase substantially all of the assets of Tech Squared Inc., a Minnesota corporation (the "Company"), pursuant to that certain Acquisition Agreement (the "Acquisition Agreement") of even date herewith (the "Acquisition"), Buyer has required that Stockholder, and Stockholder has agreed to, enter into this Agreement. Capitalized terms used but not separately defined herein shall have the respective meanings set forth in the Acquisition Agreement.

        B. In connection with the consummation of the Acquisition, Stockholder has agreed for the future voting of his shares of the Company's capital stock as set forth below.


                                    AGREEMENT

        The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS.

           For purposes of this Voting Agreement:

           (a) "COMPANY COMMON STOCK" shall mean the common stock, no par value, of the Company.

           (b) "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Acquisition Agreement is validly terminated, or (ii) the date upon which the Acquisition is consummated.

           (c) Stockholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Stockholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

           (d) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

           (e) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares


                                       1.

of Company Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

           (f) A Person shall be deemed to have a effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

SECTION 2. TRANSFER OF SUBJECT SECURITIES.

       2.1 TRANSFEREE OF SUBJECT SECURITIES TO BE BOUND BY THIS AGREEMENT. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected unless each Person to which any of such Subject Securities, or any interest in any of such Subject Securities, is or may be transferred shall have: (a) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Buyer may reasonably request); and (b) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Voting Agreement.

       2.2 TRANSFER OF VOTING RIGHTS. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy inconsistent with this Agreement is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

SECTION 3. VOTING OF SHARES.

       3.1 VOTING AGREEMENT. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date:

           (a) at any meeting of stockholders of the Company, however called, Stockholder shall (unless otherwise directed in writing by Buyer) cause all outstanding shares of Company Common Stock that are Owned by Stockholder as of the record date fixed for such meeting to be voted (i) in favor of the approval and adoption of the Acquisition Agreement and the approval of the Acquisition, and in favor of each of the other actions contemplated by the Acquisition Agreement and (ii) against any action or proposal that would impair or prevent the consummation of the Acquisition; and

           (b) in the event written consents are solicited or otherwise sought from stockholders of the Company with respect to the approval or adoption of the Acquisition Agreement, with respect to the approval of the Acquisition or with respect to any of the other actions contemplated by the Acquisition Agreement, Stockholder shall (unless otherwise directed in writing by Buyer) cause to be executed, with respect to all outstanding shares of Company Common Stock that are Owned by Stockholder as of the record date fixed for the consent to the proposed action, a written consent or written consents to such proposed action.


                                       2.

       3.2 PROXY; FURTHER ASSURANCES.

           (a) Contemporaneously with the execution of this Voting Agreement:
(i) Stockholder shall deliver to Buyer a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares held of record referred to therein (the "Proxy"); and (ii) Stockholder shall cause to be delivered to Buyer an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Stockholder.

           (b) Stockholder shall, at his own expense, perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Buyer the power to carry out and give effect to the provisions of this Voting Agreement.

SECTION 4. WAIVER OF APPRAISAL RIGHTS.

           Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Acquisition or any related transaction that Stockholder or any other Person may have by virtue of the ownership of any outstanding shares of Company Common Stock Owned by Stockholder.

SECTION 5. NO SOLICITATION.

           Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that his representatives (as defined in the Acquisition Agreement) do not, directly or indirectly: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined in the Acquisition Agreement) or take any action that could reasonably be expected to lead to an Acquisition Proposal;
(ii) furnish any information regarding the Company or any direct or indirect subsidiary of the Company to any Person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; or (iii) engage in discussions with any Person with respect to any Acquisition Proposal. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that his representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal. For purposes of this Agreement, an Acquisition Proposal shall mean any transaction or series of transactions involving: (a) any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (i) in which the Company is a constituent company, (ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires the Company or more than 20% of the Company's business or directly or indirectly acquires beneficial or record ownership of securities representing, or exchangeable for or convertible into, more than 20% of the outstanding securities of any class of voting securities of the Company, or (iii) in which the Company issues securities representing more than 20% of the outstanding securities of any class of voting securities of the Company; (b) any sale, lease, exchange, transfer, license, acquisition


                                       3.

or disposition of more than 20% of the assets of the Company; or (c) any liquidation or dissolution of the Company.

SECTION 6. LOCK-UP.

           The Stockholder hereby agrees not to offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Buyer's common stock transferred to the Stockholder in connection with the transactions contemplated by the Acquisition Agreement, other than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree to be bound by this Section 6 or (ii) with the prior written consent of Buyer, until (a) January 1, 2000 with respect to one-third of such shares, (b) April 1, 2000 with respect to another one-third of such shares and (c) June 1, 2000 with respect to the remaining number of such shares (each, a "Lock-Up Period"). The foregoing restriction is expressly agreed to preclude the holder of the such shares from engaging in any hedging or other transaction which is designed to or is reasonably expected to lead to or result in a Disposition of the such shares during each Lock-Up Period even if such shares would be disposed of by someone other than the Stockholder. Such prohibited hedging or other transactions would include without limitation any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of such shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such shares.

SECTION 7. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER.

           Stockholder hereby represents and warrants to Buyer as follows:

       7.1 AUTHORIZATION, ETC. Stockholder has the capacity to execute and deliver this Voting Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

       7.2 NO CONFLICTS OR CONSENTS. To the best of the knowledge of Stockholder, the execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or any of his properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected. The execution and delivery of this Voting Agreement and the Proxy


                                       4.

by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

       7.3 TITLE TO SECURITIES. As of the date of this Voting Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

       7.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Voting Agreement are accurate in all material respects as of the date of this Voting Agreement, will be accurate in all material respects at all times through the Expiration Date and will be accurate in all material respects as of the date of the consummation of the Acquisition as if made on that date except that Stockholder may acquire additional shares of Company Common Stock, including upon exercise of outstanding stock options.

SECTION 8. ADDITIONAL COVENANTS OF STOCKHOLDER.

       8.1 FURTHER ASSURANCES. From time to time and without additional consideration, Stockholder shall (at Stockholder's sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder's sole expense) take such further actions, as Buyer may request for the purpose of carrying out and furthering the intent of this Voting Agreement.

       8.2 LEGEND. Immediately after the execution of this Voting Agreement (and from time to time upon the acquisition by Stockholder of Ownership of any shares of Company Common Stock prior to the Expiration Date), Stockholder shall ensure that each certificate evidencing any outstanding shares of Company Common Stock or other securities of the Company Owned by Stockholder bears a legend in the following form:

       THE SECURITY OR SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE VOTING AGREEMENT DATED AS OF JULY 11, 1999, BETWEEN THE ISSUER AND THE HOLDER OF THIS CERTIFICATE, AS IT MAY BE AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

       Furthermore, Stockholder shall ensure that each certificate representing shares of common stock that may be issued by Buyer to Stockholder as a result of the Acquisition bears a legend in the following form:


                                       5.

       THE SECURITY OR SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 6 OF A VOTING AGREEMENT DATED AS OF JULY 11, 1999, BETWEEN THE ISSUER AND THE HOLDER OF THIS CERTIFICATE. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SECURITIES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY THE PROVISIONS OF SECTION 6 OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

SECTION 9. MISCELLANEOUS.

       9.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties, covenants and agreements made by Stockholder in this Voting Agreement shall survive (i) the consummation of the Acquisition,
(ii) any termination of the Acquisition Agreement and (iii) the Expiration Date.

       9.2 INDEMNIFICATION. Stockholder shall hold harmless and indemnify Buyer and Buyer's affiliates from and against, and shall compensate and reimburse Buyer and Buyer's affiliates for, any loss, damage, claim, liability, fee (including attorneys' fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by Buyer or any of Buyer's affiliates, or to which Buyer or any of Buyer's affiliates otherwise becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, (a) any inaccuracy in or breach of any representation or warranty contained in this Voting Agreement, or (b) any failure on the part of Stockholder to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Voting Agreement or in the Proxy.

       9.3 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

       9.4 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

           if to Stockholder:

                 at the address set forth below Stockholder's signature on the signature page hereof if to Buyer:


                                       6.

                 Digital River, Inc.
                 9625 W. 76th Street, Suite 150
                 Eden Prairie, MN 55344
                 Attn: President
                 Fax: (612) 830-9042

       9.5 SEVERABILITY. If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

       9.6 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

       9.7 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Stockholder and his heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of Buyer and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Buyer and its successors and assigns) any rights or remedies of any nature.

       9.8 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, Buyer shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Buyer nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy


                                       7.

referred to in this Section 9.8, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

       9.9 NON-EXCLUSIVITY. The rights and remedies of Buyer under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Buyer under this Voting Agreement, and the obligations and liabilities of Stockholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Voting Agreement shall limit any of Stockholder's obligations, or the rights or remedies of Buyer, under any Affiliate Agreement between Buyer and Stockholder; and nothing in any such Affiliate Agreement shall limit any of Stockholder's obligations, or any of the rights or remedies of Buyer, under this Voting Agreement.

       9.10 GOVERNING LAW; VENUE.

            (a) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

            (b) Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the City of Minneapolis, Minnesota. Stockholder:

                (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the City of Minneapolis, Minnesota (and each appellate court located in the State of Minnesota), in connection with any such legal proceeding;

                (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth in Section 9.4 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

                (iii) agrees that each state and federal court located in the City of Minneapolis, Minnesota, shall be deemed to be a convenient forum; and

                (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the City of Minneapolis, Minnesota, any claim that Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

Nothing contained in this Section 9.10 shall be deemed to limit or otherwise affect the right of Buyer to commence any legal proceeding or otherwise proceed against Stockholder in any other forum or jurisdiction.


                                       8.

            (c) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

       9.11 COUNTERPARTS. This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

       9.12 CAPTIONS. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

       9.13 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against Stockholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

       9.14 WAIVER. No failure on the part of Buyer to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Buyer in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Buyer shall not be deemed to have waived any claim available to Buyer arising out of this Voting Agreement, or any power, right, privilege or remedy of Buyer under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Buyer; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

       9.15 CONSTRUCTION.

            (a) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

            (c) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."


                                       9.

            (d) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.


                                      10.

       IN WITNESS WHEREOF, Buyer and Stockholder have caused this Voting Agreement to be executed as of the date first written above.


                                       DIGITAL RIVER, INC.


                                       By:    /s/Perry Steiner
                                           -------------------------------------
                                       Title: President
                                              ----------------------------------

                                       Address:    9625 West 76th Street
                                                   Eden Prairie, MN 55344

                                       Facsimile:  (612) 830-1154


                                       STOCKHOLDER:

                                          /s/Joel A. Ronning
                                       -----------------------------------------
                                       Signature

                                          Joel A. Ronning
                                       -----------------------------------------
                                       Print Name



                                                   6300 Smithtown Road
                                       Address:    -----------------------------
                                                   Excelsior, MN 55331
                                                   -----------------------------

                                       Facsimile:  612-401-9526
                                                   -----------------------------


                                                           ADDITIONAL SECURITIES
SHARES HELD OF RECORD       OPTIONS AND OTHER RIGHTS        BENEFICIALLY OWNED

     5,374,026                     1,199,996                         0



                       SIGNATURE PAGE TO VOTING AGREEMENT

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

        The undersigned stockholder of TECH SQUARED, INC., a Minnesota corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Perry Steiner and Robert Strawman and DIGITAL RIVER, INC., a Delaware corporation ("Buyer"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to
(i) the outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

        This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Buyer and the undersigned (the "Voting Agreement"), and is granted in consideration of Buyer entering into the Acquisition Agreement, dated as of the date hereof, between Buyer, and the Company (the "Acquisition Agreement").

        The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Acquisition Agreement or the consummation of the Acquisition contemplated thereby (the "Acquisition") at any meeting of the stockholders of the Company, however called, or in connection with any solicitation of written consents from stockholders of the Company, in favor of the approval and adoption of the Acquisition Agreement and the approval of the Acquisition, in favor of each of the other actions contemplated by the Acquisition Agreement and against any action or proposal that would impair or prevent the consummation of the Acquisition.

        The undersigned may vote the Shares on all other matters.

        This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

        If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this


                                      A-1.

proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

        This proxy shall terminate upon the earlier of the valid termination of the Acquisition Agreement or the consummation of the Acquisition.

Dated: 7-11-99
                                       /s/Joel A. Ronning
                                    --------------------------------------------
                                    Name

                                    Number of shares of common stock of the
                                    Company owned of record as of the date of
                                    this proxy:
                                        5,374,026
                                    -----------------------------------------


                                      A-2.